EXECUTION

ASSIGNMENT AND ASSUMPTION AGREEMENT

between

LEHMAN BROTHERS BANK, FSB,

as Assignor

and

LEHMAN BROTHERS HOLDINGS INC.,

as Assignee

Dated as of
April 1, 2003

ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment Agreement”), made as of this 1st day of April, 2003, between Lehman Brothers Bank, FSB, a federal savings bank (the “Assignor”), and Lehman Brothers Holdings Inc., a Delaware corporation (the “Assignee”).

WHEREAS, the Assignor is a party to the seller’s warranties and servicing agreements, mortgage loan purchase agreements, flow servicing agreements, mortgage purchase and warranties agreements and assignment, assumption and recognition agreements identified on Exhibit A attached hereto (each a “Sale/Servicing Agreement”), pursuant to which the Assignor has acquired certain mortgage loans (the “Mortgage Loans”) identified on the Mortgage Loan Schedule attached hereto as Exhibit B (the “Mortgage Loan Schedule”) or pursuant to which such Mortgage Loans are being serviced by various servicers;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans, together with all right and interest of the Assignor under the Sale/Servicing Agreements, to the extent relating to the Mortgage Loans;

WHEREAS, pursuant to a Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2003 (the “Mortgage Loan Sale and Assignment Agreement”), between the Assignee, as seller, and Structured Asset Securities Corporation (the “Depositor”), as purchaser, the Assignee will transfer the Mortgage Loans to the Depositor, together with the Assignee’s rights in each Sale/Servicing Agreement, to the extent relating to the Mortgage Loans;

WHEREAS, pursuant to a Trust Agreement, dated as of April 1, 2003 (the “Trust Agreement”), among the Depositor, Aurora Loan Services Inc., as master servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank Minnesota, National Association, as trustee (the “Trustee”), the Depositor will transfer the Mortgage Loans to the Trustee, together with the Depositor’s rights in each Sale/Servicing Agreement, to the extent relating to the Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Mortgage Loans and the Sale/Servicing Agreements, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Sale/Servicing Agreements, to the extent relating to the Mortgage Loans, from and after the date hereof.  The Assignee hereby accepts such assignment, and shall be entitled to exercise all such rights of the Assignor under the Sale/Servicing Agreements, as if the Assignee had been a party to each such agreement.

(b)

It is intended that the conveyance of the Assignor’s right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Assignment Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if such conveyance is deemed to be in respect of a loan, it is intended that:  (i) the rights and obligations of the parties shall be established pursuant to the terms of this Assignment Agreement; (ii) the Assignor hereby grants to the Assignee a first priority security interest in all of the Assignor’s right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Assignment Agreement shall constitute a security agreement under applicable law.

(c)

The Assignor shall have the right to amend, modify or terminate the related Sale/Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee or the Mortgage Loans.

Section 2.

Accuracy of the Mortgage Loan Schedule and the Sale/Servicing Agreements.

The Assignor represents and warrants to the Assignee that the information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given.

The Assignor represents and warrants to the Assignee that (i) attached hereto as Exhibit A is an accurate and complete description of each Sale/Servicing Agreement, (ii) each Sale/Servicing Agreement is in full force and effect as of the date hereof, and (iii) no Sale/Servicing Agreement has been amended or modified in any respect.

Section 3.

[Reserved].

Section 4.

Representations and Warranties.

(a)

Authority.  The Assignee hereto hereby represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under each Sale/Servicing Agreement.

(b)

Enforceability.  The Assignee hereby represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered sought in a proceeding in equity or at law).

Section 5.

Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as follows:

(a)

The Assignor is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has full power and authority to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under each Sale/Servicing Agreement and this Assignment Agreement.

(b)

This Assignment Agreement has been duly executed and delivered by the Assignor, and (assuming due authorization, execution and delivery by each of the other parties hereto), constitutes a legal, valid, and binding agreement of the Assignor, enforceable against the Assignor in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) any notice, order, directive or similar action by a federal banking regulatory authority that prohibits or enjoins performance of the Assignment Agreement by the Assignee.

(c)

The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)

The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its property, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this Assignment Agreement.

It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein.

Section 6.

Remedy for Breach of Mortgage Loan Representations and Warranties.

(a)

The Assignor shall have no obligation or liability with respect to any breach of a Mortgage Loan representation or warranty made by a seller under any Sale/Servicing Agreement, without regard to whether such seller fulfills its contractual obligations in respect of such representation or warranty.  Upon discovery or notice of any breach by a seller of any representation, warranty, or covenant under a Sale/Servicing Agreement, the Assignee’s sole recourse shall be to enforce such seller’s obligations under the related Sale/Servicing Agreement.

(b)

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

Section 7.

Continuing Effect.

Except as contemplated hereby, each Sale/Servicing Agreement shall remain in full force and effect in accordance with its terms.

Section 8.

Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.

Notices.

Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:(i) in the case of the Assignor, Lehman Brothers Bank, FSB, 399 Park Avenue, 5th Floor, New York, New York 10022, Attention: Cynthia Jones, Associate Counsel, or such other address as may hereafter be furnished by the Assignor; and (ii) in the case of the Assignee, Lehman Brothers Holdings Inc., 745 Seventh Avenue, 7th Floor, New York, NY 10019, or such other address as may hereafter be furnished by the Assignee.

Section 10.

Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

Section 11.

Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as defined in the Trust Agreement.

Section 12.

Exhibits.

Each Exhibit attached hereto is incorporated into and made a part hereof with the same effect as if such Exhibits were directly set forth herein.

Section 13.

Binding Nature of Agreement; Assignment.

This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 14.

Entire Agreement.

This Assignment Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 15.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Assignment Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Assignment Agreement and shall in no way affect the validity or enforceability of the other provisions of this Assignment Agreement.

Section 16.

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Assignment Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 17.

Headings Not to Affect Interpretation.

The headings contained in this Assignment Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 18.

Benefits of Agreement.

Nothing in this Assignment Agreement, express or implied, shall give to any Person, other than the parties to this Assignment Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Assignment Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the day and year first above written.

LEHMAN BROTHERS BANK, FSB

By:/s/ Gary T. Taylor

     Name:  Gary T. Taylor

     Title:    Vice President

LEHMAN BROTHERS HOLDINGS INC.

By: /s/ Stanley Labanowski

     Name:  Stanley Labanowski

     Title:   Authorized Signatory

Exhibit A

Sale/Servicing Agreements

1.

Flow Purchase and Warranties Agreement, by and between the Lehman Brothers Bank, FSB (the “Bank”) and BNC Mortgage Inc., dated as of March 1, 2002.

2.

Mortgage Loan Purchase, Warranties and Interim Servicing Agreement, by and among the Bank, The CIT Group/Consumer Financing, Inc., The CIT Group Consumer Finance, Inc. (NY) and The CIT Group/Consumer Finance, Inc. (TN), dated as of August 21, 2002.

3.

Mortgage Loan Purchase, Warranties and Interim Servicing Agreement, by and among the Bank, The CIT Group/Consumer Financing, Inc., The CIT Group Consumer Finance, Inc. (NY) and The CIT Group/Consumer Finance, Inc. (TN), dated as of December 30, 2002.

4.

Flow Mortgage Loan Purchase and Warranties Agreement, by and between the Bank and Equifirst Corporation, dated as of June 20, 2002.

5.

Flow Mortgage Loan Purchase Agreement, by and between the Bank and Fieldstone Mortgage Company, dated as of July 1, 2000, and amended as of July 20, 2001.

6.

Mortgage Loan Purchase and Warranties Agreement, by and between the Bank and Home Loan Corporation, dated as of December 12, 2002.

7.

Mortgage Loan Purchase and Warranties Agreement, by and among the Bank, Household Finance Corporation (“Household”) (as servicer) and each seller listed on Exhibit J thereto, dated as of March 22, 2002.

8.

Mortgage Loan Purchase and Warranties Agreement, by and among the Bank, Household (as servicer) and each seller listed on Exhibit I thereto, dated as of September 1, 2002.

9.

Mortgage Loan Purchase and Warranties Agreement, by and between the Bank and Household, dated as of November 5, 2002.

10.

Loan Sale Agreement, by and between the Bank and Household, dated as of November 30, 2002.

11.

Loan Purchase Agreement, by and between the Bank and Meritage Mortgage Corporation (“Meritage”), dated as of July 23, 2002.

12.

Mortgage Loan Purchase and Warranties Agreement, by and between the Bank and Meritage, dated as of August 22, 2002.

13.

Flow Mortgage Loan Purchase and Warranties Agreement, by and between the Bank and SIB Mortgage Corp., dated as of June 10, 2002.

14.

Flow Mortgage Loan Purchase and Warranties Agreement, by and between the Bank and WMC Mortgage Corporation, dated as of March 1, 2002.

Exhibit B

Mortgage Loan Schedule